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                                                                   Exhibit 10.35
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                          TECHNOLOGY LICENSE AGREEMENT

     TECHNOLOGY LICENSE AGREEMENT (this "Technology License Agreement"), dated as of January 1, 2002, by and among AirGate PCS, Inc., a Delaware corporation ("Parent"), AirGate Service Company, Inc., a Delaware corporation ("ASC"), AGW Leasing Company, Inc., a Delaware corporation ("AGWL"), AirGate Network Services, LLC, a Delaware limited liability company ("ANS"), iPCS Inc., a Delaware corporation ("iPCS Hold Co"), iPCS Wireless, Inc., a Delaware corporation ("iPCS Operating Co") and iPCS Equipment, Inc., a Delaware corporation ("iPCS Equipment Co").

                               W I T N E S S E T H

     WHEREAS, Parent acquired iPCS Hold Co in a reorganization in which iPCS Hold Co merged with a wholly-owned subsidiary of Parent with iPCS Hold Co being the survivor of such merger;

     WHEREAS, the indenture evidencing Parent's 13 1/2% Senior Subordinated Discount Notes require that iPCS be operated as an "unrestricted subsidiary";

     WHEREAS, iPCS and AirGate each possess, or may possess, Technology and Intellectual Property; and

     WHEREAS, to facilitate the continued operation of each others' business, the parties desire to provide for a license to the others under its Technology and Intellectual Property for use in conducting its business;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Each capitalized term used herein shall be defined as follows:

     "AirGate" shall mean Parent, ASC, AGWL, ANS and any other Person at the time it becomes a Subsidiary of Parent (other than iPCS Hold Co and its existing or future Subsidiaries).

     "Affiliate(s)" shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Date of This Technology License Agreement" shall mean January 1, 2002.

     "Intellectual Property" shall mean all patents, and patent applications, disclosures of inventions, trademarks, trademark applications, copyrights, copyright applications to the extent

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owned by, or licensed to (with a right to transfer such license royalty-free)
AirGate or iPCS, as of the Date of this Technology License Agreement or invented, discovered or otherwise acquired during the term of this Technology License Agreement.

     "iPCS" shall mean iPCS Hold Co, iPCS Operating Co, iPCS Equipment Co and any other Person at the time it becomes a Subsidiary of iPCS Hold Co.

     "Person" shall mean an individual, corporation, partnership, limited liability company, trust of unincorporated organization, a government or any agency or political subdivision thereof.

     "Subsidiary(ies)" of any Person shall mean any corporation, partnership or other Person of which a majority of all the outstanding capital stock (including directors' qualifying shares) or other securities or ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is, at the time as of which any such determination is being made, directly or indirectly owned by such Person, or by one or more of the Subsidiaries of such Person, and which Person is consolidated with such Person for financial reporting purposes.

     "Technology" shall mean trade secrets, research and development information, research and technology reports and files, formulations, manufacturing and environmental procedures and drawings of plants, equipment and apparatus, analytical methods and laboratory procedures, raw material and product specifications, operating manuals, pilot plant information, library materials, software, databases and computer programs, financial, accounting, management, information technology, human resources, and other business systems and practices, improvements, formulae, practices, processes, methods and other know-how, whether or not patentable, to the extent owned by, or licensed to (with a right to transfer such license royalty-free) AirGate or iPCS, as of the Date of this Technology License Agreement or invented, discovered or otherwise acquired during the term of this Technology License Agreement.

                                   ARTICLE II

                                  LICENSE GRANT

     2.1 Each party hereby grants to each other party a royalty-free, fully paid-up, worldwide, non-exclusive license (i) to make, use, and sell any product, (ii) to use any process or method, including but not limited to databases and software, (iii) to practice any invention, whether or not patentable, and (iv) to use any trademark or copyrighted material for any business purpose, such rights and license being with respect to any Technology and Intellectual Property owned by the licensing party as of the Date of This Technology License Agreement and/or invented, discovered or otherwise acquired during the term of this Technology License Agreement.

     2.2 No party shall have the right to sublicense and/or otherwise transfer any rights granted herein to any Person.

     2.3 In the event that any party makes any improvement to the Technology and/or Intellectual Property, the other parties are granted hereby a royalty-free, fully paid-up, worldwide, non-exclusive license (i) to make, use, and sell any product,
               (ii) to use any process or method, including but not limited to databases and software, (iii) to practice any invention, whether or not patentable, and (iv) to

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               use any trademark or copyrighted material for any business purpose, such rights and license being with respect such improvement.

     2.4 All the rights and licenses granted hereunder by each party are free from any royalty or payment of any kind.

     2.5 Except as noted otherwise herein, no party is obligated hereunder to provide any personnel to aid in the use of the Technology and Intellectual Property licensed herein.

     2.6 The parties hereto acknowledge and agree that any Technology and/or Intellectual Property or any improvements to the Technology and/or Intellectual Property licensed herein and developed by ASC using leased employees of iPCS or AirGate shall be owned by the party providing the leased employees.

                                   ARTICLE III

                                 CONFIDENTIALITY

     3.1 Except as set forth in Section 3.2 hereof or as the parties hereto may otherwise agree in writing, each party shall maintain the confidentiality of all information disclosed to it which is included within Technology and/or Intellectual Property, and shall not disclose, make available, disseminate, or communicate such information to any Person, except on a like confidential basis and except as needed to properly conduct its business purposes.

     3.2 The obligations set out in this Article III shall not apply to the extent that disclosure of such information is compelled by judicial or administrative process or, in the opinion of such party's counsel, by other requirements of law.

     3.3 The obligations set out in this Article III shall continue to apply for as long as the information to be held in confidence remains confidential without breach of the obligations hereof.

                                   ARTICLE IV

                               EXPORT REGULATIONS

     4.1 Notwithstanding any other provisions of this Technology License Agreement, each party agrees, and shall cause its Subsidiaries to agree, to make no disclosure of or use any of the other party's Technology and Intellectual Property provided or made known to it pursuant to this Technology License Agreement, except in compliance with the laws and regulations of the United States of America, including the Bureau of Export Administration, International Trade Commission, U.S. Department of Commerce, U.S. Department of the Treasury, and U.S. Department of State.

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                                    ARTICLE V

                              AGREEMENT CONTROLLING


     5.1 In the event of any conflict between this Technology License Agreement and any other prior agreements or agreements dated the same day as this Technology License Agreement between the parties, this Technology License Agreement shall control.

                                   ARTICLE VI

                                     NOTICES

     6.1 All notices, requests, claims, demands and other communications (collectively, "Notices") to be served by one party on the other party in connection with this Technology License Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by prepaid overnight delivery service, by confirmed facsimile transmission, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                If to iPCS:         AirGate PCS, Inc.
                                    233 Peachtree Street, N.E.
                                    Harris Tower, Suite 1700
                                    Atlanta, Georgia 30303
                                    Attention:  General Counsel

                If to AirGate:      AirGate PCS, Inc.
                                    233 Peachtree Street, N.E.
                                    Harris Tower, Suite 1700
                                    Atlanta, Georgia 30303
                                    Attention:  General Counsel


     or to such other address as any party hereto may have furnished to the other party by a notice in writing in accordance with this Section 6.1.

                                   ARTICLE VII

                                  ASSIGNABILITY

     7.1 This Technology License Agreement is entered into for the benefit of, and shall be binding upon iPCS and AirGate.

     7.2 This Technology License Agreement may not be assigned or otherwise transferred by either party to any other parties, including Affiliates, without the express written consent of the other parties.

                                  ARTICLE VIII

                                  GOVERNING LAW

     8.1 With the exception of those subjects or disputes which are within the exclusive jurisdiction of statutes of the United States or other countries, including their

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               respective patent laws, this Technology License Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance, and remedies.

                                   ARTICLE IX

                                      TERM

     9.1 Each party's rights, licenses and obligations under this Technology License Agreement shall continue in perpetuity unless terminated by any other parties by providing the other party with written notice of its intent to terminate no later than three months in advance of the termination date.

                                    ARTICLE X

                                   INDEMNITIES

     10.1 No party hereto shall be liable to the other parties for any loss, liability, claim, damage or expense of whatever kind arising out of or as a consequence of, as the case may be, the use of any Technology and/or Intellectual Property, information and/or technical improvements, including advice, consultation, review, or assistance furnished or licensed to such other party pursuant to this Technology License Agreement, nor shall the furnishing or licensing party be liable to the receiving party for any such loss, liability, claim, damage or expense arising out of the use, manufacture, possession, transportation, handling, sale or resale of any products produced by Technology or Intellectual Property provided under this Technology License Agreement.

     10.2 In the event of any lawsuit involving any of the Technology and/or Intellectual Property licensed herein, the party owning the Technology and/or Intellectual Property shall be responsible for choosing counsel, controlling the defense of the lawsuit, and negotiating and entering into any settlement of the lawsuit. Said party shall also have the right to decide whether to initiate any lawsuit regarding any Technology and/or Intellectual Property licensed herein. All costs of such lawsuits shall be borne by said party and said party shall be entitled to any funds received as a result of such lawsuits, such as damages and/or royalty payments.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Each party undertakes and agrees, and agrees to cause their respective Subsidiaries to agree, to assist each other, to the extent such cooperation is needed, in the registration or recordation of any transfer made or license granted in accordance with this Technology License Agreement, in the manner provided for under the laws and regulations of the countries involved, including but not limited to the execution of any additional patent or know-how license agreements that may be required for such registration or recordation purposes. The cost of providing any and all such agreements and for effecting recordation thereof in all

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               countries shall be borne by the parties equally and accomplished as promptly as is reasonable.

     11.2 Any provision of this Technology License Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.3 Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Technology License Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

     11.4 The Article headings contained in this Technology License Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Technology License Agreement.

     11.5 This Technology License Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Each party undertakes and agrees to cause any entity which becomes a Subsidiary of such party to sign a counterpart of this Technology License Agreement thereby becoming a party hereto subject to the obligations, and entitled to the benefit of the rights conferred hereunder.

                      [Signatures appear on following page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Technology License
Agreement to be duly executed as of the date first written above.

      AIRGATE PCS, INC.

      By: ____________________________________________
          Thomas M. Dougherty, President and Chief
          Executive Officer

      AIRGATE SERVICE COMPANY, INC.

      By: ____________________________________________
          Thomas M. Dougherty, President and Chief
          Executive Officer

      AGW LEASING COMPANY, INC.

      By: ____________________________________________
          Thomas M. Dougherty, President and Chief
          Executive Officer

      AIRGATE NETWORK SERVICES, LLC

      By: ____________________________________________
          Thomas M. Dougherty, President and Chief
          Executive Officer

      iPCS, INC.

      By: ____________________________________________
          Alan B. Catherall, Vice President

      iPCS WIRELESS, INC.

      By: ____________________________________________
          Alan B. Catherall, Vice President

      iPCS EQUIPMENT, INC.

      By: ____________________________________________
          Alan B. Catherall, Vice President

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